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FOR IMMEDIATE RELEASE

HENRY SCHEIN REPORTS RECORD FIRST-QUARTER 2021 FINANCIAL RESULTS

FROM CONTINUING OPERATIONS

●

Total

net sales of $2.9 billion up 20.4% versus prior year
●

GAAP diluted EPS from continuing operations of $1.16 versus prior-year

GAAP diluted EPS from continuing
operations of $0.91
●

Non-GAAP diluted EPS from continuing operations of $1.24 versus prior-year non-GAAP diluted EPS from
continuing operations of $0.94
●

Reflecting strong first-quarter results, the Company raises guidance for 2021 non-GAAP diluted

EPS from
continuing operations to be at or above $3.70

MELVILLE, N.Y.,

May 4,

2021 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported record first-quarter financial results from continuing
operations. Results from continuing operations exclude contributions from Henry Schein’s former Animal Health business,
which was spun off in February 2019 to form a new publicly traded company, Covetrus (Nasdaq: CVET).
Total net sales for the quarter ended March 27, 2021, were $2.9 billion, up 20.4%

compared with the first quarter of
2020. The 20.4%

increase included 14.9% internal growth in local currencies, 3.3%

growth from acquisitions,

and 2.2%
growth related to foreign currency exchange.

(See Exhibit A for details of sales growth).
GAAP net income attributable to Henry Schein, Inc. from continuing operations for the first quarter of 2021 was
$166.0 million, or $1.16 per diluted share, compared with prior-year GAAP net income from continuing operations of $130.5
million, or $0.91 per diluted share. Non-GAAP net income from continuing operations for the first quarter of 2021 was
$177.7 million, or $1.24 per diluted share, compared with prior-year non-GAAP net income from continuing operations of
$134.1 million, or $0.94 per diluted share. Exhibit B provides a reconciliation of GAAP net income and diluted EPS from
continuing operations to non-GAAP net income and diluted EPS from continuing operations.

“We are pleased with exceptional first-quarter global financial performance versus the comparable prior-year period, and also compared to the first quarter of 2019, which is the result of planning and excellent execution across all of our
businesses. We also delivered a very strong operating margin for the quarter. While end markets in most geographies still face challenges due to the ongoing pandemic, the overall market recovery and our improving financial results have continued.
Our positive momentum reflects the adaptiveness of our business model as well as the commitment of Team Schein Members
to our customers and our communities,” said Stanley M. Bergman, Chairman of the Board and Chief Executive Officer of
Henry Schein. “Throughout these unprecedented times, Henry Schein has remained focused on the safety of our team and on
NEWS

RELEASE

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responding to our customers’ needs, as well as on driving innovation, gaining market share, enhancing our margin profile,
and optimizing our cost structure.

We believe all of this positions us well to continue to drive earnings growth and create value over the long-term.”

Global Dental sales for the first quarter of 2021 of $1.8 billion increased

21.3% versus the prior-year period. In local
currencies, internally generated sales increased 13.7% with 4.2% growth from acquisitions and 3.4% growth related to
foreign currency exchange. The 13.7% internal growth in local currencies included an increase of 10.9% in North America
and an increase of 17.9% internationally.

Global Dental consumable merchandise internal sales increased by 13.2%

in local currencies. Excluding sales of
personal protective equipment (PPE) and COVID-19 related products, growth was 10.9%. In North America, dental
consumable merchandise internal sales in local currencies increased 9.3%,

or 6.9%

excluding sales of PPE and COVID-19
related products, and dental equipment internal sales in local currencies increased 17.4%. Internationally, dental consumable
merchandise internal sales in local currencies increased 19.2%, or 16.7%

excluding sales of PPE and COVID-19 related
products, and dental equipment internal sales in local currencies increased

12.9%.
“For the first quarter, our dental sales in both North America and international markets were strong,

including
significant growth in North America dental equipment sales versus the fourth quarter of 2020,” noted Mr. Bergman. “Global
Dental Specialty sales were also strong with year-over-year internal growth of

18.3%

in local currencies. We remain
optimistic about the stability and health of the global dental markets we serve,

despite rising COVID-19 cases in certain
geographies, as patient traffic and practice spending have steadily improved since the first few months of the pandemic.”

Global Medical sales for the first quarter of 2021

of $993.0 million increased 24.0%

versus the comparable period
last year, consisting of 22.1%

internal growth in local currencies,

1.6% growth from acquisitions and 0.3%

growth related to
foreign currency exchange.

Excluding sales of PPE and COVID-19 related products, internal sales in local currencies
decreased 6.8%, in part resulting from an extremely mild influenza season that impacted diagnostic and consumable
merchandise sales,

as well as from lower pharmaceutical sales related to fewer patient office visits due to COVID-19.
“We are pleased to report strong double-digit global Medical sales growth during the first quarter. We expect the physician, ambulatory surgery center, alternate care and home health markets to improve over time as infection levels abate
and patient volumes normalize. That said, we expect COVID-19 test sales to decline, primarily as a result of unit price
erosion,” remarked Mr. Bergman.
“While sales of PPE products have begun to moderate from recent quarterly growth rates in both our Dental and
Medical businesses,

we expect PPE sales will remain at elevated levels as dentists and physicians implement new standard-
of-care best practices,”

said Mr. Bergman.
Global Technology and Value

-Added Services sales of $143.0 million increased 8.4% versus the prior-year quarter and included 3.6% internal sales growth in local currencies,

3.4%

growth from acquisitions and 1.4% growth related to
foreign currency exchange.

“Global Technology and Value

-Added Services sales have steadily improved over the last several quarters, with
Henry Schein One internal sales in local currencies increasing by 2.6%

in the first quarter, representing continued sequential-

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quarter growth. In addition, financial services internal sales in local currencies increased by 22.5%, in part driven by higher
sales of dental equipment,” noted Mr. Bergman.

Stock Repurchase Plan
During the first quarter of 2021, the Company repurchased approximately

1.3 million shares of its common stock at
an average price of $66.90 per share, for a total of approximately $88.7 million.

The impact of the repurchase of shares on
first-quarter diluted EPS was immaterial. At the end of the first quarter, Henry Schein had approximately $112.6 million
authorized and available for future stock repurchases.

Financial Guidance

Henry Schein today raised guidance for 2021 non-GAAP diluted EPS from continuing operations.

At this time, the
Company is not providing guidance for 2021 GAAP diluted EPS from continuing operations as it is unable to provide an
accurate estimate of expenses related to the ongoing restructuring initiative.

Financial guidance is as follows:

●

2021 non-GAAP diluted EPS from continuing operations attributable to Henry Schein, Inc. is expected to be at or
above $3.70, representing a floor for fiscal 2021.

●

Guidance for 2021 non-GAAP diluted EPS attributable to Henry Schein, Inc.

is for current continuing operations as
well as completed or previously announced acquisitions, and does not include the impact of future share repurchases,
potential future acquisitions, if any, or restructuring expenses. Guidance also assumes foreign exchange rates that are
generally consistent with current levels, and that end markets remain stable and are consistent with current market
conditions. Guidance does not assume any material adverse market changes associated with COVID-19.

Adjustments to Projected 2021 Non-GAAP Diluted EPS
The Company has provided guidance for 2021 non-GAAP diluted EPS from continuing operations,

as noted above.
A reconciliation to the Company’s projected 2021 diluted EPS from continuing operations prepared on a GAAP basis is not
provided because the Company is unable to provide without unreasonable effort an estimate of costs related to an ongoing
restructuring program to mitigate stranded costs and drive additional operating efficiencies, including the corresponding tax
effect that will be included in the Company’s 2021 diluted EPS from continuing operations prepared on a GAAP basis. The inability to provide these reconciliations is due to the uncertainty and inherent difficulty of predicting the occurrence,
magnitude, financial impact and the timing of related costs. Management does not believe these items are representative of
the Company’s underlying business performance. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

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First Quarter 2021 Conference Call Webcast

The Company will hold a conference call to discuss first-quarter 2021 financial results today, beginning at 10:00 a.m.
Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
www.henryschein.com/IRwebcasts
. In addition, a replay will be available beginning shortly

after the call has ended for a
period of one week.

About Henry Schein, Inc.

Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With more than 20,000   Team Schein Members   worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology, and Supply Chain solutions help office-based dental
and medical   practitioners work more efficiently so they can provide quality care more effectively. These solutions also
support dental laboratories ,   government and institutional health care clinics , as well as other alternate care sites.

Henry Schein operates through a centralized and automated distribution network, with a selection of more than
120,000 branded products and Henry Schein private-brand products in stock, as well as more than 180,000 additional
products available as special-order items.

A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 31 countries and territories. The Company's sales reached

$10.1 billion in 2020, and
have grown at a compound annual rate of approximately 12 percent since Henry

Schein became a public company in 1995.

For more information, visit Henry Schein at   www.henryschein.com ,   Facebook.com/HenrySchein ,
and   @HenrySchein on Twitter .

Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities

Litigation Reform Act of 1995, we provide
the following cautionary remarks regarding important factors that,

among others, could cause future results to differ
materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-
looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance.

These
forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual
results, performance and achievements or industry results to be materially different from any future results, performance or
achievements expressed or implied by such forward-looking statements. These statements include EPS guidance and are
generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,”
“project,” “anticipate,” “to be,” “to make” or other comparable terms.

A fuller discussion of our operations,

financial
condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in
documents we have filed with the United States Securities and Exchange

Commission, or SEC, including our Annual Report
on Form 10-K, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in
detail important risk factors that could cause our actual performance to differ materially from current expectations.

Forward
looking statements include the overall impact of the Novel Coronavirus Disease

2019 (COVID-19) on the Company, its
results of operations, liquidity, and financial condition (including any estimates of the impact on these items),

the rate and
consistency with which dental and other practices resume or maintain normal operations in the United States and
internationally, expectations regarding personal protective equipment (“PPE”) and COVID-19 related product sales and inventory levels and whether additional resurgences of the virus will adversely impact the resumption of normal operations,

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the impact of restructuring programs as well as of any future acquisitions,

and more generally current expectations regarding
performance in current and future periods.

Forward looking statements also include the (i) ability of the Company to make
additional testing available, the nature of those tests and the number of tests intended to be made available and the timing for
availability, the nature of the target market, as well as the efficacy or relative efficacy of the test results given that the test efficacy has not been, or will not have been, independently verified under normal FDA procedures and (ii) potential for the
Company to distribute the COVID-19 vaccines and ancillary supplies.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results
include, but are not limited to: risks associated with COVID-19,

as well as other disease outbreaks, epidemics, pandemics, or similar wide spread public health concerns and other natural disasters or acts of terrorism; our dependence on third parties for
the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new products
(particularly technology products) and technologies that achieve market acceptance with acceptable margins; transitional
challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve anticipated
synergies/benefits; financial and tax risks associated with acquisitions, dispositions and joint ventures; certain provisions in
our governing documents that may discourage third-party acquisitions of us; effects of a highly competitive (including,
without limitation, competition from third-party online commerce sites) and consolidating market; the potential repeal or
judicial prohibition on implementation of the Affordable Care Act; changes in the health care industry; risks from expansion
of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other
service issues with our third-party

shippers; general global macro-economic and political conditions, including international
trade agreements and potential trade barriers; failure to comply with existing and future regulatory requirements; risks
associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud
or other laws and regulations; failure to comply with laws and regulations relating to the confidentiality of sensitive personal
information or standards in electronic health records or transmissions;

changes in tax legislation; litigation risks; new or
unanticipated litigation developments and the status of litigation matters; cyberattacks or other privacy or data security
breaches; risks associated with our global operations; our dependence on our senior management, as well as employee hiring
and retention; and disruptions in financial markets. The order in which these factors appear should not be construed to
indicate their relative importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict. Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual
results. We undertake no duty and have no obligation to update forward-looking statements.
Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated
Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial
measures adjust the Company’s actual results prepared under GAAP to exclude certain items.

In the schedules attached to
this press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated
Statements of Income. Management believes that non-GAAP

financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where
certain items may vary independent of business performance and allow for greater transparency with respect to key metrics
used by management in operating our business. These non-GAAP financial measures are presented solely for informational
and comparative purposes and should not be regarded as a replacement for corresponding,

similarly captioned, GAAP
measures.

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CONTACTS:   Investors
Steven Paladino
Executive Vice President and Chief Financial Officer
steven.paladino@henryschein.com
(631) 843-5500

Carolynne Borders
Vice President, Investor Relations

carolynne.borders@henryschein.com
(631) 390-8105

Media
Ann Marie Gothard
Vice President, Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169

(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONSOLIDATED STATEMENTS

OF INCOME

(in thousands, except per share data)
(unaudited)

Three Months Ended
March 27, March 28,
2021 2020
Net sales $ 2,924,961 $ 2,428,871
Cost of sales 2,034,110 1,682,857
Gross profit

890,851 746,014
Operating expenses:
Selling, general and administrative

657,992 567,362
Restructuring costs 2,931 4,787
Operating income

229,928 173,865
Other income (expense):
Interest income

1,983 3,190
Interest expense

(6,485) (7,812)
Other, net

309 (220)
Income from continuing operations before taxes, equity in

earnings of affiliates and noncontrolling interests 225,735 169,023
Income taxes

(56,685) (37,910)
Equity in earnings of affiliates

5,878 2,734
Net income from continuing operations 174,928 133,847
Loss from discontinued operations - (282)
Net Income 174,928 133,565
Less: Net income attributable to noncontrolling interests (8,931) (3,304)
Net income attributable to Henry Schein, Inc.

$ 165,997 $ 130,261
Amounts attributable to Henry Schein, Inc.:
Continuing operations $ 165,997 $ 130,543
Discontinued operations - (282)
Net income attributable to Henry Schein, Inc. $ 165,997 $ 130,261
Earnings per share from continuing operations attributable to Henry Schein, Inc.:
Basic

$ 1.17 $ 0.91
Diluted

$ 1.16 $ 0.91
Loss per share from discontinued operations attributable to Henry Schein, Inc.:
Basic

$ - $ 0.00
Diluted

$ - $ 0.00
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 1.17 $ 0.91
Diluted

$ 1.16 $ 0.91
Weighted

-average common shares outstanding:
Basic

142,298 142,967
Diluted

143,398 143,095

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HENRY SCHEIN, INC.
CONSOLIDATED

BALANCE SHEETS
(in thousands, except share and per share data)

March 27, December 26,
2021 2020
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents

$ 144,538 $ 421,185
Accounts receivable, net of reserves of $79,936 and $88,030 1,317,546 1,424,787
Inventories, net 1,626,185 1,512,499
Prepaid expenses and other

482,356 432,944
Total current assets

3,570,625 3,791,415
Property and equipment, net

353,248 342,004
Operating lease right-of-use assets 301,759 288,847
Goodwill

2,587,438 2,504,392
Other intangibles, net

597,619 479,429
Investments and other 369,231 366,445
Total assets

$ 7,779,920 $ 7,772,532
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 909,575 $ 1,005,655
Bank credit lines

67,415 73,366
Current maturities of long-term debt

111,176 109,836
Operating lease liabilities 68,580 64,716
Accrued expenses:
Payroll and related

286,106 295,329
Taxes

146,755 138,671
Other

533,161 595,529
Total current liabilities

2,122,768 2,283,102
Long-term debt

506,461 515,773
Deferred income taxes

42,254 30,065
Operating lease liabilities 248,624 238,727
Other liabilities

410,184 392,781
Total liabilities

3,330,291 3,460,448
Redeemable noncontrolling interests

452,899 327,699
Commitments and contingencies

Stockholders' equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $.01 par value, 480,000,000 shares authorized,
141,310,113 outstanding on March 27, 2021 and
142,462,571 outstanding on December 26, 2020 1,413 1,425
Additional paid-in capital - -
Retained earnings

3,493,060 3,454,831
Accumulated other comprehensive loss

(136,305) (108,084)
Total Henry Schein, Inc. stockholders' equity 3,358,168 3,348,172
Noncontrolling interests 638,562 636,213
Total stockholders' equity

3,996,730 3,984,385
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 7,779,920 $ 7,772,532

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HENRY SCHEIN, INC.
CONSOLIDATED STATEMENTS

OF CASH FLOWS

(in thousands, unaudited)

Three Months Ended
March 27, March 28,
2021 2020
Cash flows from operating activities:
Net income

$ 174,928 $ 133,565
Loss from discontinued operations - (282)
Income from continuing operations 174,928 133,847
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization

49,363 46,983
Impairment charge on intangible assets - 2,000
Stock-based compensation (credit) expense

12,790 (17,514)
Provision for (benefit from) losses on trade and other accounts receivable

(2,696) 14,543
Provision for deferred income taxes 11,171 2,645
Equity in earnings of affiliates

(5,878) (2,734)
Distributions from equity affiliates

5,139 2,413
Changes in unrecognized tax benefits

2,804 (1,575)
Other

35 (13,924)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

118,795 (1,283)
Inventories

(78,085) 73,038
Other current assets

(45,310) (22,002)
Accounts payable and accrued expenses

(179,725) (137,680)
Net cash provided by operating activities from continuing operations 63,331 78,757
Net cash used in operating activities from discontinued operations - (282)
Net cash provided by operating activities

63,331 78,475
Cash flows from investing activities:
Purchases of fixed assets

(13,843) (23,008)
Payments related to equity investments and business
acquisitions, net of cash acquired

(204,027) (37,947)
Proceeds from sale of equity investment - 12,000
Repayments from loan to affiliate 139 1,137
Other

(5,513) (5,787)
Net cash used in investing activities from continuing operations (223,244) (53,605)
Net cash used in investing activities from discontinued operations - -
Net cash used in investing activities

(223,244) (53,605)
Cash flows from financing activities:
Net change in bank borrowings

(241) 358,639
Proceeds from issuance of long-term debt

- 250,000
Principal payments for long-term debt

(17,781) (8,478)
Debt issuance costs (85) (58)
Payments for repurchases of common stock

(88,659) (73,789)
Payments for taxes related to shares withheld for employee taxes (6,158) (13,155)
Distributions to noncontrolling shareholders (6,520) (3,664)
Acquisitions of noncontrolling interests in subsidiaries

- (14,925)
Payments to Henry Schein Animal Health Business - (2,962)
Net cash provided by (used in) financing activities from continuing operations (119,444) 491,608
Net cash provided by financing activities from discontinued operations - 282
Net cash provided by (used in) financing activities (119,444) 491,890
Effect of exchange rate changes on cash and cash equivalents from continuing operations 2,710 (5,489)
Effect of exchange rate changes on cash and cash equivalents from discontinued operations - -
Net change in cash and cash equivalents from continuing operations (276,647) 511,271
Net change in cash and cash equivalents from discontinued operations - -
Cash and cash equivalents, beginning of period

421,185 106,097
Cash and cash equivalents, end of period

$ 144,538 $ 617,368

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Exhibit A - First Quarter Sales
Henry Schein, Inc.
2021 First Quarter
Sales Summary
(in thousands)
(unaudited)
Q1 2021 over Q1 2020
Global
Q1 2021 Q1 2020
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 1,788,928 $ 1,475,076 21.3% 3.4% 17.9% 4.2% 13.7%

Medical
993,037 800,688 24.0% 0.3% 23.7% 1.6% 22.1%
Total Health Care Distribution 2,781,965 2,275,764 22.2% 2.3% 19.9% 3.3% 16.6%
Technology and value-added services 142,996 131,965 8.4% 1.4% 7.0% 3.4% 3.6%
Total excluding Corporate TSA Revenue

2,924,961 2,407,729 21.5% 2.3% 19.2% 3.3% 15.9%
Corporate TSA revenues (1) - 21,142 n/a n/a n/a n/a n/a
Total Global $ 2,924,961 $ 2,428,871 20.4% 2.2% 18.2% 3.3% 14.9%
North America
Q1 2021 Q1 2020
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 1,044,783 $ 888,372 17.6% 0.6% 17.0% 6.1% 10.9%

Medical
965,127 778,028 24.0% 0.0% 24.0% 1.6% 22.4%
Total Health Care Distribution 2,009,910 1,666,400 20.6% 0.3% 20.3% 4.0% 16.3%
Technology and value-added services 121,937 113,498 7.4% 0.1% 7.3% 3.3% 4.0%
Total excluding Corporate TSA Revenue 2,131,847 1,779,898 19.8% 0.3% 19.5% 4.0% 15.5%
Corporate TSA revenues (1) - - n/a n/a n/a n/a n/a
Total North America $ 2,131,847 $ 1,779,898 19.8% 0.3% 19.5% 4.0% 15.5%
International
Q1 2021 Q1 2020
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 744,145 $ 586,704 26.8% 7.7% 19.1% 1.2% 17.9%

Medical
27,910 22,660 23.2% 10.6% 12.6% 0.0% 12.6%
Total Health Care Distribution 772,055 609,364 26.7% 7.8% 18.9% 1.2% 17.7%
Technology and value-added services 21,059 18,467 14.0% 8.8% 5.2% 4.1% 1.1%
Total excluding Corporate TSA Revenue 793,114 627,831 26.3% 7.8% 18.5% 1.3% 17.2%
Corporate TSA revenues (1) - 21,142 n/a n/a n/a n/a n/a
Total International $ 793,114 $ 648,973 22.2% 7.6% 14.6% 1.2% 13.4%
(1)

Corporate TSA revenues represents sales of certain

animal health products to Covetrus under the transition services agreement entered into in connection
with the Animal Health Spin-off, which ended in December 2020.

###
Exhibit B
Henry Schein, Inc.
2021 First Quarter
Reconciliation of reported GAAP net income from continuing operations and diluted EPS from continuing operations attributable to Henry Schein, Inc.
to non-GAAP net income from continuing operations and

diluted EPS from continuing operations attributable to Henry Schein, Inc.
(in thousands, except per share data)
(unaudited)
First Quarter
%
2021 2020 Growth
Net Income from continuing operations attributable
to Henry Schein, Inc. $ 165,997 $ 130,543 27.2%
Diluted EPS from continuing operations attributable
to Henry Schein, Inc. $ 1.16 $ 0.91 27.5%
Non-GAAP Adjustments
Restructuring costs - Pre-tax (1) $ 2,931 $ 4,787
Income tax benefit for restructuring costs (1) (733) (1,197)
Settlement and litigation costs - Pre-tax (2) 12,750 -
Income tax benefit for settlement and litigation costs

(2)
(3,202) -
Total

non-GAAP adjustments to Net Income from
continuing operations

$ 11,746 $ 3,590
Non-GAAP adjustments to diluted EPS from
continuing operations

$ 0.08 $ 0.03
Non-GAAP Net Income from continuing operations
attributable to Henry Schein, Inc. $ 177,743 $ 134,133 32.5%
Non-GAAP diluted EPS from continuing operations
attributable to Henry Schein, Inc. $ 1.24 $ 0.94 31.9%

Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Earnings per share numbers may not

sum due to rounding.

(1)

Represents Q1 2021

restructuring costs of $2,931,

net of $733 tax benefit, resulting in an after-tax effect

of $2,198, Q1 2020
restructuring costs of $4,787, net of $1,197 tax benefit,

resulting in an after-tax effect of $3,590.
(2)

Represents a Q1 2021 pre-tax charge of $12,750 related to

settlement and litigation costs, net of a tax benefit of $3,202, resulting in a net after-tax charge of $9,548.